                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report:  August 1, 1996

                            Foamex International Inc.
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)

         Delaware                    0-22624                    05-0473908
- ----------------------------    -------------------         --------------------
(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
      of corporation)                                       Identification No.)

1000 Columbia Avenue
Linwood, PA                                                        19061
- ---------------------                                        -------------------
(Address of Principal                                            (Zip Code)
Executive Offices)

               Registrant's telephone number, including area code:
                                 (610) 859-3000
               ---------------------------------------------------

                                      n/a
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

    On June 11, 1996, PFI Subsidiary, Inc. ("Newco"), PFI Acquisition Corp. ("PFI Acquisition"), Jody B. Vitale, Perfect Fit Industries, Inc., a wholly-owned subsidiary of General Felt Industries, Inc. ("Perfect Fit"), General Felt Industries, Inc., a wholly-owned subsidiary of Foamex L.P. ("General Felt"), and Foamex L.P. entered into an Agreement and Plan of Merger, as amended, (the "Agreement") pursuant to which PFI Acquisition would acquire all of the outstanding shares of capital stock of Perfect Fit through the merger of Newco with and into Perfect Fit.

    On August 1, 1996 (the "Closing Date"), Newco was merged into Perfect Fit and PFI Acquisition acquired all of the outstanding stock of Perfect Fit. Also, on or prior to the Closing Date, (1) Perfect Fit distributed certain assets to General Felt and Foamex L.P. and General Felt assumed certain liabilities of Perfect Fit and (2) Foamex L.P. contributed Perfect Fit's intercompany loan and accrued interest thereon of approximately $75.4 million to General Felt which in turn contributed the same to Perfect Fit.

    In accordance with the Agreement, on the Closing Date, PFI Acquisition paid General Felt $45.4 million ("Purchase Price") in cash consideration for the merger. In addition, Perfect Fit made approximately $2.0 million of payments against its intercompany loan with Foamex L.P. The Agreement provides that the Purchase Price is subject to adjustment for changes in the net assets, as defined, of Perfect Fit. Such adjustment to the Purchase Price will be determined after completion of a closing balance sheet of Perfect Fit as of the Closing Date, and pursuant to the Agreement, any unresolved dispute concerning an adjustment to the Purchase Price will be subject to binding arbitration.

    In the Agreement, Foamex L.P. and its subsidiaries ("Foamex") made various representations and warranties as to Perfect Fit, and Foamex has agreed to indemnify PFI Acquisition for any breaches thereof. Such indemnification provisions cover, among other matters, breaches of agreements and covenants of Foamex contained in the Agreement and certain other agreements and certain liabilities arising from environmental and other matters. Pursuant to the Agreement, Foamex International Inc. (the "Company") and its affiliates agreed not to compete with Perfect Fit for a period of three years from the Closing Date.

    On the Closing Date, Foamex entered into an agreement relating to the sale of products to Perfect Fit.

    On the Closing Date, Foamex repaid $12.0 million of outstanding bank term loan borrowings. Also, Foamex intends to use the remaining net proceeds to offer to redeem the Foamex L.P. 9 1/2% Senior Secured Notes due 2000 (the "Senior Secured Notes").


Item 5. Other Events

    In addition to the pro forma financial statements required by Item 2, the Company has included historical condensed consolidated statements of operations restated for discontinued operations for the periods outlined under Item 7.

Item 7. Financial Statements and Exhibits.

    (a)  Financial Statements of Business Acquired.

         Not applicable.

    (b)  Pro Forma and Restated Historical Financial Information

         The following pro forma and restated historical condensed consolidated financial statements filed with this report:

         Pro forma condensed consolidated balance sheet as of March 31, 1996 (1)

         Historical condensed consolidated statements of operations restated for discontinued operations:

          o         Year ended January 1, 1995
          o         Thirteen weeks ended October 1, 1995
          o         Year ended December 31, 1995 (1)
          o         Thirteen weeks ended March 31, 1996 (1)

          (1)      Represents the financial information required by
                   Item 2; the remaining condensed consolidated statements of operations are presented in connection with Item 5.

         The pro forma condensed consolidated balance sheet of the Company as of March 31, 1996 reflects the financial position of the Company after giving effect to the disposition of the net assets of Perfect Fit as discussed in Item 2 and assumes the disposition took place on March 31, 1996. Such pro forma financial statements also include the effects of the repayment of $12.0 million of bank term loan borrowings of Foamex and the redemption of approximately $31.1 million of Senior Secured Notes at a redemption price of 101% of face value. The historical condensed consolidated statements of operations for the year ended January 1, 1995, the thirteen weeks ended October 1, 1995, the year ended December 31, 1995, and the thirteen weeks ended March 31, 1996 have been restated to reflect discontinued operations associated with the sale of Perfect Fit. The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the Company's results of operations for the periods presented that would have actually resulted had the transactions occurred at the beginning of such periods, or the Company's results of operations for any future period.

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)
                              as of March 31, 1996

                                                             The           Perfect        Pro Forma
ASSETS                                                  Company (1)         Fit (2)      Adjustments          Total
                                                        -----------         -------      -----------          -----
CURRENT ASSETS:                                                                  (thousands)
  Cash and cash equivalents                            $    11,368       $        -    $        -         $  11,368
  Accounts receivable, net                                 180,204           17,451             -           162,753
  Inventories                                              131,355           18,230             -           113,125
  Other current assets                                      44,431              778           596 (3)        44,249
                                                        ----------         --------      --------          --------
   Total current assets                                    367,358           36,459           596           331,495

PROPERTY, PLANT AND EQUIPMENT, NET                         321,516           22,479           500 (4)       299,537

COST IN EXCESS OF ASSETS ACQUIRED, NET                     289,754           40,080             -           249,674

DEBT ISSUANCE COSTS, NET                                    28,990                -        (1,491)(5)        27,499

OTHER ASSETS                                                18,394            1,421         2,924 (6)        19,897
                                                        ----------         --------      --------          --------
TOTAL ASSETS                                            $1,026,012         $100,439      $  2,529          $928,102
                                                        ==========         ========      ========          ========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
  Short-term borrowings                                $     4,129       $        -    $        -         $   4,129
  Current portion of long-term debt                         11,563                -        (3,000)(7)         8,563
  Accounts payable                                         100,216            8,800             -            91,416
  Accrued interest                                          26,285                -             -            26,285
  Other accrued liabilities                                 78,618            3,320        (1,031)(8)        74,267
                                                        ----------         --------      --------          --------
   Total current liabilities                               220,811           12,120        (4,031)          204,660
                                                        ----------         --------      --------          --------
LONG-TERM DEBT                                             715,193                -       (40,104)(9)       675,089
                                                        ----------         --------      --------          --------
OTHER LIABILITIES                                           49,164                -             -            49,164
                                                        ----------         --------      --------          --------
MINORITY INTEREST                                            7,549                -             -             7,549
                                                        ----------         --------      --------          --------
COMMITMENTS AND CONTINGENCIES                                    -                -             -                 -
                                                        ----------         --------      --------          --------
STOCKHOLDERS' EQUITY (DEFICIT):
  Preferred Stock, par value $1.00 per share:
   Authorized 5,000,000 shares - none issued
  Common Stock, par value $.01 per share:
   Authorized 50,000,000 shares
   Issued 26,738,348 shares;
   Outstanding 25,457,148 shares                               267                -             -               267
  Additional paid-in capital                                84,180                -             -            84,180
  Retained earnings (accumulated deficit)                  (30,902)              -        (41,655)(10)      (72,557)
  Subsidiary equity                                              -           88,319        88,319  (11)           -
  Other                                                    (10,625)              -             -            (10,625)
                                                        ----------         --------      --------          --------
                                                            42,920           88,319        46,664             1,265

  Common stock held in treasury, at cost;
   1,281,200 shares at March 31, 1996                       (9,625)              -             -             (9,625)
                                                        ----------         --------      --------          --------
   Total stockholders' equity (deficit)                     33,295           88,319        46,664            (8,360)
                                                        ----------         --------      --------          --------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY (DEFICIT)                        $1,026,012         $100,439      $  2,529           $928,102
                                                        ==========         ========      ========           ========

    See accompanying notes to Pro Forma Condensed Consolidated Balance Sheet

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
                        FOOTNOTES TO PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                             (dollars in thousands)

(1) Represents the historical consolidated balance sheet of the Company as of March 31, 1996.

(2) To eliminate the assets and liabilities included in the balance sheet of Perfect Fit as of March 31, 1996 after the contribution of the intercompany loan and accrued interest thereon.

(3) Other current assets excluded from the sale of Perfect Fit and retained by Foamex.

(4) Property, plant and equipment excluded from the sale of Perfect Fit and retained by Foamex.

(5) The write-off of debt issuance costs associated with the retirement of $12.0 million of Foamex bank term loan borrowings and $31.1 million of Senior Secured Notes with the net proceeds from the sale of Perfect Fit.

(6)  Notes receivable excluded from the sale of Perfect Fit and
     retained by Foamex                                                   $ 979

     Cash received by Foamex from Perfect Fit for the period from
     April 1, 1996 through  June 30, 1996                                 1,945
                                                                         ------
           Total                                                         $2,924
                                                                         ======

(7) Represents the current portion of Foamex bank term loan borrowings retired with the net proceeds from the sale of Perfect Fit.

(8)  Accrued liabilities excluded from the sale of Perfect Fit
     and retained by Foamex                                              $  747

     Estimated income tax benefit for the estimated (i) operating losses of Perfect Fit, (ii) write-off of debt issuance costs
     (see Item 5) and (iii) premium  paid on early retirement of
     Senior Secured Notes (see Item 10) assuming a 41% effective
     income tax rate                                                     (1,778)
                                                                         ------
           Total                                                        $(1,031)
                                                                        =======

(9)  Long-term portion of Foamex bank term loan borrowings
     retired with the net proceeds from the sale of Perfect Fit         $ 9,000

     Long-term portion of Senior Secured Notes expected to be
     retired with the net proceeds from the sale of Perfect Fit          31,104
                                                                        -------
           Total                                                        $40,104
                                                                        =======

(10) Estimated operating losses of Perfect Fit from April 1, 1996
     until the date of disposal                                         $ 2,524

     Write-off of debt issuance costs (see Item 5) associated with the retirement of the Foamex bank term loan borrowings and
     the Senior Secured Notes                                             1,491

     Premium paid on early retirement of the Senior Secured Notes           321

     Loss on sale of Perfect Fit                                         39,097

     Estimated income tax benefit (see Note 8)                           (1,778)
                                                                        -------
          Total                                                         $41,655
                                                                        =======

(11) Represents the write-off of Perfect Fit's equity.

            FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
 HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
          for the Year Ended January 1, 1995 (unaudited)
               (thousands except per share amounts)

                                               The              Perfect
                                            Company (1)         Fit (2)       Adjustments            Total
                                            -----------         -------       -----------            -----

Net sales                                     $1,087,834      $ 95,381        $  2,412   (3)        $994,865

Cost of goods sold                               894,962        77,181           2,412   (3)         820,193
                                              ----------      --------        --------              --------

Gross profit                                     192,872        18,200               -               174,672

Selling, general and administrative
  expenses                                        88,696        14,030               -                74,666
                                              ----------      --------        --------              --------

Income from operations                           104,176         4,170               -               100,006

Interest and debt issuance expense                61,594         4,359             688   (4)          57,923

Other income, net                                  1,020             -               -                 1,020
                                              ----------      --------        --------              --------

Income (loss) from continuing operations
  before provision for income taxes               43,602          (189)           (688)               43,103

Provision (benefit) for income taxes              17,472           403            (275) (5)           16,794
                                              ----------      --------        --------              --------

Income (loss) from continuing operations          26,130          (592)           (413)               26,309

Operating loss from discontinued
  operations, net of income taxes                      -           592             413                  (179)
                                              ----------      --------        --------              --------

Net income                                      $ 26,130     $       -      $        -               $ 26,130
                                              ==========     =========       =========              =========

Earnings (loss) per share:

Income from continuing operations              $    0.98                                             $   0.99

Loss from discontinued operations                      -                                                (0.01)
                                              ----------                                            --------

Earnings per share                             $    0.98                                             $   0.98
                                              ==========                                            =========

Weighted average number of
  shares outstanding                              26,684                                               26,684
                                              ==========                                            =========





          See accompanying notes to Historical Condensed
        Consolidated Statements of Operations (Restated)

            FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
 HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
  for the thirteen week period ended October 1, 1995 (unaudited)
               (thousands except per share amounts)

                                                 The           Perfect
                                            Company (1)         Fit (2)       Adjustments            Total
                                            -----------         -------       -----------            -----

Net sales                                       $310,931      $ 25,243         $ 910   (3)          $286,598

Cost of goods sold                               264,008        20,925           910   (3)           243,993
                                                --------      --------         -----                --------
Gross profit                                      46,923         4,318             -                  42,605

Selling, general and administrative
  expenses                                        25,148         3,802             -                  21,346
                                                --------      --------         -----                --------
Income from operations                            21,775           516             -                  21,259

Interest and debt issuance expense                20,179         1,760           659   (4)            19,078

Other income, net                                    270             -             -                     270
                                                --------      --------         -----                --------

Income (loss) from continuing operations
  before provision for income taxes                1,866         (1,244)        (659)                  2,451

Provision (benefit) for income taxes               1,441             -          (349) (5)              1,092
                                                --------      --------         -----                --------
Income (loss) from continuing operations             425         (1,244)        (310)                  1,359

Operating loss from discontinued
  operations, net of income taxes                      -         1,244           310                    (934)
                                                --------      --------         -----                --------
Net income                                      $    425      $      -         $   -                $    425
                                                ========      ========         =====                 ========
Earnings (loss) per share:

Income from continuing operations               $   0.02                                           $   0.05

Loss from discontinued operations                      -                                              (0.03)
                                                --------                                            --------

Earnings per share                              $   0.02                                            $   0.02
                                                ========                                            ========
Weighted average number of
  shares outstanding                              26,461                                              26,461
                                                ========                                            ========





   See accompanying notes to Historical Condensed Consolidated
               Statements of Operations (Restated)

            FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
 HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
         for the Year Ended December 31, 1995 (unaudited)
               (thousands except per share amounts)

                                                 The           Perfect
                                            Company (1)         Fit (2)       Adjustments            Total
                                            -----------         -------       -----------            -----

Net sales                                    $1,268,560       $ 98,464       $ 4,200   (3)        $1,174,296

Cost of goods sold                            1,098,401         83,518         4,200   (3)         1,019,083
                                             ----------       --------       -------              ----------

Gross profit                                    170,159         14,946             -                 155,213

Selling, general and administrative
  expenses                                      108,338         15,303             -                  93,035

Restructuring and other charges                  44,393          2,701             -                  41,692
                                             ----------       --------       -------              ----------

Income (loss) from operations                    17,428          (3,058)           -                  20,486

Interest and debt issuance expense               81,453          6,762         2,402   (4)            77,093

Other income, net                                   348              -             -                     348
                                             ----------       --------       -------              ----------

Loss from continuing operations
  before provision for income taxes             (63,677)        (9,820)       (2,402)                (56,259)

Benefit for income taxes                        (10,557)        (1,261)         (780) (5)            (10,076)
                                             ----------       --------       -------              ----------

Loss from continuing operations                 (53,120)        (8,559)       (1,622)                (46,183)

Operating loss from discontinued
  operations, net of income taxes                     -          8,559         1,622                   (6,937)
                                              ---------        --------       -------               ---------

Net loss                                      $ (53,120)       $    -         $    -                $ (53,120)
                                              =========        ========       ========              =========

Loss per share:

Loss from continuing operations              $    (2.01)                                            $  (1.75)

Loss from discontinued operations                     -                                                (0.26)
                                              ---------                                             --------
Loss per share                               $    (2.01)                                            $  (2.01)
                                              =========                                             =========

Weighted average number of
  shares outstanding                             26,472                                               26,472
                                              =========                                             =========


   See accompanying notes to Historical Condensed Consolidated
               Statements of Operations (Restated)

            FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
 HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
     for the thirteen weeks ended March 31, 1996 (unaudited)
               (thousands except per share amounts)

                                                 The           Perfect
                                            Company (1)         Fit (2)       Adjustments            Total
                                            -----------         -------       -----------            -----

Net sales                                      $318,242        $25,162         $ 694   (3)          $293,774

Cost of goods sold                              265,472         20,912           694   (3)           245,254
                                               --------        -------         -----                --------
Gross profit                                     52,770          4,250             -                  48,520

Selling, general and administrative
  expenses                                       22,363          3,026             -                  19,337
                                               --------        -------         -----                --------
Income from operations                           30,407          1,224             -                  29,183

Interest and debt issuance expense               19,866          1,848           654   (4)            18,672

Other expense, net                                 (106)            -             -                     (106)
                                               --------        -------         -----                --------
Income (loss) from continuing operations
  before provision for income taxes              10,435           (624)         (654)                 10,405

Provision for income taxes                        4,298              -            39   (5)             4,337
                                               --------        -------         -----                --------
Income (loss) from continuing operations          6,137           (624)         (693)                  6,068

Operating income from discontinued
  operations, net of income taxes                     -            624           693                      69
                                               --------        -------         -----                --------
Net income                                     $  6,137        $     -         $   -                $  6,137
                                               ========        =======          =====                ========
Earnings per share:

Income from continuing operations              $   0.24                                            $    0.23

Income from discontinued operations                   -                                                 0.01
                                               --------                                             --------

Earnings per share                             $   0.24                                            $    0.24
                                               ========                                             ========

Weighted average number of
  shares outstanding                             25,950                                               25,950
                                               ========                                             ========


   See accompanying notes to Historical Condensed Consolidated
               Statements of Operations (Restated)

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
                        FOOTNOTES TO HISTORICAL CONDENSED
                CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)

(1) Represents the historical condensed consolidated statements of operations of the Company for the period indicated.

(2) To eliminate the statements of operations of Perfect Fit for the period indicated.

(3) Represents an adjustment for the elimination of intercompany sales with Perfect Fit.

(4) Represents the net effect of eliminating Perfect Fit's intercompany interest expense to Foamex L.P. offset by an allocation of corporate expense based on the debt that Foamex intends to retire from the net proceeds from the sale of Perfect Fit.

(5) Represents an allocation of income taxes in accordance with SFAS 109 "Accounting for Income Taxes."

Exhibits

     2 Agreement and Plan of Merger, as amended, dated as of June 11, 1996, by and among PFI Subsidiary, Inc., PFI Acquisition Corp.,
          Jody B. Vitale, Perfect Fit Industries, Inc., General Felt Industries, Inc., and Foamex L.P. Incorporated herein by reference from the Foamex International Inc. Form 8-K reporting an event which occurred on June 11, 1996.*

- ----------------------
     * Incorporated herein by reference to Form 8-K Current Report of Foamex International Inc. dated as of June 11, 1996, and filed with the Securities and Exchange Commission on June 17, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FOAMEX INTERNATIONAL INC.


Date:  August 12, 1996                      By:    /s/ Kenneth R. Fuette
                                                  ----------------------------
                                           Name:   Kenneth R. Fuette
                                           Title:  Chief Financial Officer and
                                                   Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit                                                                    Page
- -------                                                                    ----
2 Agreement and Plan of Merger, as amended, dated as of June 11, 1996, by and among PFI Subsidiary, Inc., PFI Acquisition Corp., Jody B.
     Vitale, Perfect Fit Industries, Inc., General Felt Industries,
     Inc., and Foamex L.P. Incorporated herein by reference from the Foamex International Inc. Form 8-K reporting an event which occurred on June 11, 1996.*

- --------

*    Incorporated herein by reference to Form 8-K Current Report of
     Foamex International Inc. dated as of June 11, 1996, and filed with the Securities and Exchange Commission on June 17, 1996.